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                                                                   EXHIBIT 10.10






                                February 5, 1998



Geocapital III, L.P.
Attn: Lawrence Lepard
One Bridge Plaza
Fifth Floor
Fort Lee, New Jersey 07024

       RE:     ViaGrafix Corporation Initial Public Offering


Ladies and Gentlemen:


     Reference is made to that certain Series A Convertible Preferred Stock Purchase Agreement dated as of the 16th day of August, 1994 ("Purchase Agreement"), by and among ViaGrafix Corporation ("ViaGrafix" or "Company"), Michael Webster, Robert Webster and Geocapital III, L.P.("Geocapital"). As we have previously notified you, ViaGrafix has filed a Registration Statement on Form S-1 (No. 333-42633) (the "Registration Statement") for an initial public offering of ViaGrafix common stock ("IPO"), for which Southwest Securities, Inc. will serve as representative (the "Representative") of the several underwriters. The offering will be a "Qualified Public Offering" as defined in the Purchase Agreement and several ancillary agreements associated therewith.

     By letter dated December 4, 1997, Geocapital agreed to certain modifications of the Purchase Agreement and terms of the Series A
Convertible Preferred Stock held by Geocapital ("Preferred Stock"), and we request that you hereby agree to the following additional modifications. We request that you agree to deposit, prior to the effective date of the Registration Statement, your shares of Preferred Stock pursuant to a Selling Shareholders Power of Attorney and a Custodian Agreement (collectively, the "Custodian Agreement") which will provide that the Representative may convert all of your Preferred Stock into Common Stock at any time on or after the "Firm Shares Closing Date" (as that term is defined in the Underwriting Agreement among the Representative, the Company and the selling shareholders, including Geocapital, named therein) and may direct the custodian to deliver the shares of resulting Common Stock purchased by the several underwriters pursuant to the underwriting agreement to the Representative for the account of the several underwriters, and to cause your counsel to deliver to the Representative an opinion of your counsel to the effect that the Custodian Agreement has been duly authorized, executed and delivered and is enforceable against Geocapital in accordance with the terms, subject to applicable insolvency laws and equity principles and other qualifications which are standard in opinions of this nature. Any shares of Common Stock resulting from the conversion of your Preferred Stock which are not purchased pursuant to the underwriting agreement will be returned to you.

     Further, we need for you to confirm that ViaGrafix's $1,402,173.91 Promissory Note dated August 15, 1995 payable to Geocapital, is not in default in that any prior non-payments of principal

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Geocapital III, L.P.
February 5, 1998
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have been waived and any prior non-payments of interest have been reclassified as additional principal with your approval.

     Also, we need your confirmation and agreement that you do not have any security interest in the stock of American Small Business Computers, Inc. or any of its assets.

     If you are in agreement with the foregoing, we request that a duly authorized officer of Geocapital execute the enclosed copy hereof and return it to the attention of the undersigned, whereupon it will be a binding agreement between Geocapital and ViaGrafix.

     If you have questions, feel free to contact either Robert C. Moore, Jr., Chief Financial Officer, or the undersigned. Your prompt attention to this matter will be appreciated.


                                                 Very truly yours,


                                                 /s/ MICHAEL A. WEBSTER
                                                 Michael A. Webster
                                                 President

The foregoing terms and conditions are agreed upon and accepted this 5th day of February, 1998.

                                        GEOCAPITAL III, L.P.

                                        By: Geocapital Management, L.P.


                                        By: /s/ RICHARD A. VINES
                                           ------------------------------------
                                           Richard A. Vines, General Partner


                                        /s/ MICHAEL A. WEBSTER
                                        ---------------------------------------
                                        Michael A. Webster


                                        /s/ ROBERT E. WEBSTER
                                        ---------------------------------------
                                        Robert E. Webster



c: Byron F. Egan, Esq.



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